UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

380 Madison Avenue

21st Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2012, WisdomTree Investments, Inc. (the “Company”) announced that Bruce Lavine will resign as President and Chief Operating Officer of the Company, effective August 1, 2012 in order to relocate to California for family reasons. Mr. Lavine will remain employed by the Company and serve as Vice Chairman (non-executive). Mr. Lavine will also be nominated to serve a new three-year term as a member of the Company’s Board of Directors at the Company’s upcoming annual meeting of stockholders scheduled for July 24, 2012.

Mr. Lavine and the Company have entered into a new employment agreement, dated April 24, 2012, in connection with this change, which agreement will become effective on August 1, 2012. The new agreement will provide for Mr. Lavine’s continued employment in a full time capacity for a three year term expiring August 1, 2015. The following is a summary of the changes to Mr. Lavine’s compensation arrangements pursuant to the Agreement:

•	Mr. Lavine will continue to be employed in a full time capacity until August 1, 2015.

•	Mr. Lavine’s annual base salary will be reduced from the current annual rate of $300,000 to $25,000.

•	Mr. Lavine will not be entitled to receive bonuses.

•	For Mr. Lavine’s service as President and Chief Operating Officer during the 2012 fiscal year, Mr. Lavine will receive in 2013 a pro-rated bonus of $271,615.

•	150,000 stock options awarded to Mr. Lavine on January 26, 2009 that were scheduled to vest on January 26, 2014 will now vest on July 31, 2015.

•	150,000 shares of restricted stock awarded on January 26, 2009 that were scheduled to vest on February 16, 2013 will now vest on July 31, 2013.

•	150,000 shares of restricted stock awarded on January 26, 2009 that were scheduled to vest on February 16, 2014 will now vest on July 31, 2014.

The above summary of the Agreement is qualified in its entirety by reference to the Agreement, which is attached as exhibit 10.31.1 to this Report and incorporated herein by reference.

The Board of Directors also announced that Jonathan Steinberg, the Company’s founder and Chief Executive Officer since 1988, will succeed Mr. Lavine as President effective August 1, 2012.

The Company also announced that it has commenced a search for a Chief Operating Officer replacement.

A copy of the press release announcing the matters described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.31.1	Further Amended and Restated Employment Agreement, by and between WisdomTree Investments, Inc. and Bruce Lavine, dated April 24, 2012.

99.1	Press Release, dated April 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

Date: April 26, 2012	By:	/s/ Jonathan Steinberg
Jonathan Steinberg
Chief Executive Officer